Exhibit 10.22
Supplemental Agreement No. 6
to
Purchase Agreement No. 3157
between
The Boeing Company
And
Federal Express Corporation
Relating to Boeing Model 777-FREIGHTER Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of the 17th day of March 2010, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);
W I T N E S S E T H:
WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (the Aircraft);
WHEREAS, the parties entered into an Aircraft General Terms Agreement, dated November 7, 2006, as incorporated by reference into the Purchase Agreement (AGTA);
WHEREAS, Customer anticipates, pursuant to that certain Purchase Agreement Assignment between [ * ] and Customer (Assignment Agreement), taking delivery from Boeing of one (1) new Boeing model 777-F aircraft with manufacturing serial number [ * ]; and
WHEREAS, Boeing and Customer desire that, for the purposes of post-delivery support and operation, [ * ].

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
P.A. 3157
Supplemental Agreement #6

S6 - 1

Supplemental Agreement 6 to
Purchase Agreement No. 3157
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:
All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.
[ * ]
8. Effectiveness.
The matters, rights, obligations, mutual covenants and entitlements of Boeing and Customer shall be effective upon Customer taking title to [ * ]. Should Customer not take title to [ * ] pursuant to the Assignment Agreement, for any reason, the matters, rights, obligations, mutual covenants and entitlements of Boeing and Customer set forth in this Supplemental Agreement shall be null and void.
EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ Christopher L. Odegard	By:	/s/ Phillip C. Blum

Its:	Attorney-In-Fact	Its:	Vice President —
Aircraft Acquisitions/SAO

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
P.A. 3157
Supplemental Agreement #6

S6 - 2

Supplemental Agreement No. 7
to
Purchase Agreement No. 3157
between
The Boeing Company
And
Federal Express Corporation
Relating to Boeing Model 777-FREIGHTER Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of the 17th day of March 2010, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);
W I T N E S S E T H:
WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (the Aircraft);
WHEREAS, the parties entered into an Aircraft General Terms Agreement, dated November 7, 2006, as incorporated by reference into the Purchase Agreement (AGTA);
WHEREAS, Customer anticipates acquiring and taking delivery of one (1) used Boeing model 777-F aircraft with manufacturing serial number [ * ];
WHEREAS, Boeing and Customer desire that, for the convenience of the parties, for purposes of post-delivery support and operation of [ * ].
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
P.A. 3157
Supplemental Agreement #7

S7 - 1

Supplemental Agreement 7 to
Purchase Agreement No. 3157
All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.
[ * ]
10. Effectiveness.
The matters, rights, obligations, mutual covenants and entitlements of Boeing and Customer shall be effective upon Customer taking title to [ * ]. Customer agrees to provide written notice to Boeing regarding the date Customer takes title to [ * ]. Should Customer not take title to [ * ], for any reason, the matters, rights, obligations, mutual covenants and entitlements of Boeing and Customer set forth in this Supplemental Agreement shall be null and void.
EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ Christopher L. Odegard	By:	/s/ Phillip C. Blum

Its:	Attorney-In-Fact	Its:	Vice President —
Aircraft Acquisitions/SAO

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
P.A. 3157
Supplemental Agreement #7

S7 - 2

Supplemental Agreement No. 8
to
Purchase Agreement No. 3157
between
The Boeing Company
And
Federal Express Corporation
Relating to Boeing Model 777-FREIGHTER Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of the 30th day of April 2010, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);
W I T N E S S E T H:
WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (the Aircraft); and
WHEREAS, Customer desires to add four (4) new Aircraft to the Purchase Agreement with delivery months as follows;

Delivery Month for
new Aircraft

[ * ]
[ * ]
[ * ]
[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

S8 - 1

Supplemental Agreement 8 to
Purchase Agreement No. 3157
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:
All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.
1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 8.

2.	Customer and Boeing hereby acknowledge and confirm that four (4) new Aircraft with delivery months of [ * ], [ * ], [ * ] and [ * ] are hereby added to the Purchase Agreement and will be collectively called Block C Aircraft (Block C).

3.	Table 1-C attached hereto is hereby added to the Purchase Agreement to incorporate the delivery dates and pricing of the Block C Aircraft.

4.	Customer and Boeing agree that the Block C Aircraft will be subject to and benefit from the same terms and conditions as the Aircraft except as set forth herein and in writing signed by the authorized representatives of the parties.

5.	Customer and Boeing agree that the Block C Aircraft will be treated exactly as Block B Aircraft except:
5.1	Delivery dates and pricing of Block C Aircraft will be determined by Table 1-C.

5.2	Letter Agreement FED-PA—LA-1000790 titled “Special Matters for Block C Aircraft” attached hereto is hereby added to the Purchase Agreement to reflect certain agreements between Customer and Boeing with respect to Block C Aircraft.

5.3	Letter Agreement 6-1162-RRO-1066 “Special Matters for Block B Aircraft” shall not apply to the Block C Aircraft.

5.4	Letter Agreement 6-1162-RRO-1068 titled “Special Provision — Block B Aircraft” shall not apply to the Block C Aircraft.

5.5	Letter Agreement [ * ] titled [ * ] shall not apply to the Block C Aircraft.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

S8 - 2

Supplemental Agreement 8 to
Purchase Agreement No. 3157
5.6	Letter Agreement 6-1162-RCN-1798R1 titled “777 Boeing Converted Freighter” shall not apply to the Block C Aircraft.

5.7	The Aircraft Performance Guarantees detailed in Letter Agreement 6-1162-RCN-1791 are applicable to the Block C Aircraft.

5.8	Letter Agreement 6-1162-RRO-1065 “Aircraft Performance Guarantees for Block B Aircraft” shall not apply to the Block C Aircraft.
6.	As a result of adding the Block C Aircraft to the Purchase Agreement, advance payments in the amount of $[ * ] will be due concurrent with Customer’s written confirmation to Boeing as detailed in Article 7 below.

7.	This Supplemental Agreement shall not be effective unless and until, and the matters expressed herein are expressly conditioned upon, Customer receiving approval from the board of directors of Customer’s parent company, FedEx Corporation. Should such approval not be granted and confirmed in writing by Customer to Boeing by May 3, 2010, this Supplemental Agreement shall automatically terminate and be null and void in all respects, and neither party shall owe any obligation to the other party with respect to the matters expressed herein; provided, however, no such termination shall otherwise impact the parties’ rights and obligations existing under the Purchase Agreement prior to this Supplemental Agreement. For the sake of clarity, neither party shall be deemed to be in default hereunder for failing to have performed any obligation created under this Supplement Agreement, including without limitation any payment obligation, prior to the receipt by Boeing of the aforementioned written confirmation.
EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ Richard R. Ochs	By:	/s/ Phillip C. Blum

Its:	Attorney-In-Fact	Its:	Vice President —
Aircraft Acquisitions/SAO

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

S8 - 3

Supplemental Agreement 8 to
Purchase Agreement No. 3157
TABLE OF CONTENTS

SA
NUMBER

ARTICLES

1. Quantity, Model and Description

2. Delivery Schedule

3. Price

4. Payment

5. Miscellaneous

TABLE

1. Aircraft Information Table	5

1B Block B Aircraft Information Table	4

1C Block C Aircraft Information Table	8

EXHIBIT

A. Aircraft Configuration	4

A1. Aircraft Configuration (Block B Aircraft)	4

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment/Airframe and Optional Features

CS1. Customer Support Variables

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

SLP1. Service Life Policy Components

P.A. No. 3157	4	SA 8
BOEING PROPRIETARY

Supplemental Agreement 8 to
Purchase Agreement No. 3157

		SA
		NUMBER

LETTER AGREEMENT

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	[ * ]

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799	[ * ]

6-1162-RRO-1062	Option Aircraft	4

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066	Special Matters for Block B Aircraft	4

6-1162-RRO-1067	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	4

6-1162-RRO-1068	Special Provision — Block B Aircraft	4

FED-PA—LA-1000790	Special Matters for Block C Aircraft	8

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	5	SA 8
BOEING PROPRIETARY

Supplemental Agreement 8 to
Purchase Agreement No. 3157

DATED AS OF:

SUPPLEMENTAL AGREEMENTS

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

P.A. No. 3157	6	SA 8
BOEING PROPRIETARY

Supplemental Agreement 8 to
Purchase Agreement No. 3157

					D019W007FED7F-1,
					Rev A dated Sept 9,
Airframe Model/MTOW:	777-Freighter	766000 pounds		Detail Specification:	2009

Engine Model/Thrust:	GE90-110B1L	110100 pounds		Airframe Price Base Year/Escalation Formula:		Jul-08		ECI-MFG/CPI

Airframe Price:		$	[ * ]	Engine Price Base Year/Escalation Formula:		N/A		N/A

Optional Features:		$	[ * ]

Sub-Total of Airframe and Features:		$	[ * ]	Airframe Escalation Data:

Engine Price (Per Aircraft):			$0	Base Year Index (ECI):			103.1

Aircraft Basic Price (Excluding BFE/SPE):		$	[ * ]	Base Year Index (CPI):			208.2

Buyer Furnished Equipment (BFE) Estimate:		$	[ * ]

Seller Purchased Equipment (SPE) Estimate:			$0
Non-Refundable Deposit/Aircraft at Def Agreement:			$0

				Advance
				Payment Per
			Escalation	Aircraft (Amts.
			Estimate	Due/Mos. Prior
		Escalation	Adv Payment	to Delivery):
Delivery	Number of	Factor	Base	Due	24 Mos.		21/18/15/12/9/6 Mos.		Total
Date	Aircraft	(Airframe)	Price Per A/P	At Signing	4%		5%		35%
Block C Aircraft
[ * ]	1	1.0579	$ [ * ]	$ [ * ]	$	[ * ]	$	[ * ]	$	[ * ]
[ * ]	1	1.0721	$ [ * ]	$ [ * ]	$	[ * ]	$	[ * ]	$	[ * ]
[ * ]	1	1.0748	$ [ * ]	$ [ * ]	$	[ * ]	$	[ * ]	$	[ * ]
[ * ]	1	1.076	$ [ * ]	$ [ * ]	$	[ * ]	$	[ * ]	$	[ * ]

Note:	Option Features same as Block B Aircraft (Exhibit A1). Option pricing on this Table 1-C shows Options priced in Jul-2008$

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	7	SA 8
BOEING PROPRIETARY

April 30, 2010
6-1162-RRO-1144
Federal Express Corporation
2955 Republican Drive
Memphis, TN 38118

Attention:	Mr. Kevin Burkhart Managing Director — Aircraft Acquisitions & Sales

Subject:	[ * ]

Reference:	Supplemental Agreement No. 8 to Purchase Agreement 3157, dated November 7, 2006, between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER Aircraft (the Aircraft)
Dear Mr. Burkhart:
In consideration of the strong business relationship between Boeing and Customer, and Customer executing Supplemental Agreement No. 8, Boeing has agreed to [ * ].
Further Customer agrees and acknowledges that Attachment A cannot be revised/modified in anyway unless specifically agreed to in writing by Boeing.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Richard R. Ochs

Its: Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: April 30, 2010

FEDERAL EXPRESS CORPORATION

By:	/s/ Phillip C. Blum

Its: Vice President — Aircraft Acquisitions/SAO

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
BOEING PROPRIETARY

Federal Express
PA 3157
[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
BOEING PROPRIETARY

Federal Express
PA 3157
[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
BOEING PROPRIETARY

FED-PA—LA-1000790
Federal Express Corporation
3610 Hacks Cross
Memphis TN 38125

Subject:	Special Matters for Block C Aircraft

Reference:	Purchase Agreement No. 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
[ * ]
8. ADVANCE PAYMENT SETOFF RIGHTS
Customer agrees that if it defaults on any monetary obligation under the Purchase Agreement and has failed to cure such default within five (5) calendar days of receiving written notice from Boeing, then Boeing may apply any/all advance payments paid by Customer to cure, in part or in whole, any default made with respect to any Aircraft or other obligation in the Purchase Agreement. In the event that Boeing exercises such setoff rights and applies any advance payments to cure any such default by Customer with respect to an Aircraft or other obligation in the Purchase Agreement, Boeing will be entitled to require Customer to replace within ten days of written notice, the amount of advance payments applied to cure such default such that the total amount of advance payments will be restored to the aggregate amount of advance payments owed at that time by Customer.
[ * ]
10. PUBLIC ANNOUNCEMENT
Notwithstanding the terms in the Purchase Agreement, neither Party shall in any manner advertise or make any public statement regarding Customer’s purchase of the Block C Aircraft without the prior written consent of the other Party. Neither Party shall disclose any details of this Agreement to any third party except as may be authorized in writing by an authorized officer of the other Party.
Confidential Treatment. Customer understands that certain commercial and financial information contained in this Letter Agreement /and attachment(s) hereto is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
BOEING PROPRIETARY

If the foregoing correctly sets forth your understanding of our agreement with respect to matters described above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Richard R. Ochs

Its: Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: April 30, 2010

FEDERAL EXPRESS CORPORATION

By:	/s/ Phillip C. Blum

Its: Vice President — Aircraft Acquisitions/SAO
BOEING PROPRIETARY